UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------x

UNITED STATES OF AMERICA            :     Criminal No.

                v.                  :     Filed

MOODY'S INVESTORS SERVICE, INC.,    :     Violation: 18 U.S.C. ss. 1505

                         Defendant  :

------------------------------------x

                                 PLEA AGREEMENT

         The United States and the defendant, Moody's Investors Service, Inc. ("Moody's"), hereby enter into the following Plea Agreement pursuant to Rule 11(e)(1)(B) of the Federal Rules of Criminal Procedure.

         1. Moody's will waive indictment pursuant to Rule 7(b) of the Federal Rules of Criminal Procedure and will plead guilty to a one-count information, in the form attached, charging it with a violation of 18 U.S.C. ss. 1505 in connection with the willful obstruction of compliance with a Civil Investigative Demand issued to, and received by, Moody's on March 6, 1996 by the Antitrust Division of the United States Department of Justice by the destruction of responsive documents. The plea will be entered in the United States District Court for the Southern District of New York.

         2. Moody's understands and agrees that sentencing for the crime charged in the attached information will be in accordance with the United Sentencing Commission Guidelines Manual (Nov. 2000) ("U.S.S.G.").

         3. Moody's understands and agrees that pursuant to 18 U.S.C. ss. 1505 and 18 U.S.C. ss. 3571 and U.S.S.G. ss. 8C2.10, the maximum fine which may be imposed against it upon conviction for a violation of 18 U.S.C. ss. 1505 is a fine of not more than $500,000.

         4. In addition, Moody's understands that:

         (a) pursuant to 18 U.S.C. ss.ss. 3551, 3561 and U.S.S.G. ss. 8D1.2, the Court may impose on it a term of probation of between one and five years;

         (b) pursuant to ss. 3013(a)(2)(A) and U.S.S.G. ss. 8E1.1, the Court is required to impose a special assessment of $200.

         5. The United States and Moody's agree to recommend jointly to the Court that the appropriate disposition of the charge against Moody's in the attached information is the imposition of a fine of $195,000. The fine shall be payable within fifteen days of the date of imposition of sentence.

         6. The United States and Moody's agree that the recommended fine level reflects Moody's recognition and affirmative acceptance of responsibility for its criminal conduct. Moody's demonstrated such acceptance of responsibility when it reported its conduct to the United States in April, 1998. The fine level further reflects Moody's cooperation with the investigation of this conduct by the United States.

         7. Moody's agrees that it will not file any motion to reduce, modify or alter the fine imposed upon it by the Court so long as said fine does not exceed $195,000 and that it will in no event seek to reduce the fine to less than $195,000.

         8. Moody's and the United States agree to recommend against the imposition of probation on the defendant pursuant to 18 U.S.C. ss.ss. 3551, 3561 and U.S.S.G. ss. 8D1.1 and agree further that none of the factors set forth in 18 U.S.C. ss.ss. 3553, 3562 and U.S.S.G. ss. 8D1.1 require the Court to impose a term of probation.

         9. Moody's and the United States have agreed that the period of limitations for any possible violations with respect to the conduct set out in the attached Information shall be tolled and extended pending the disposition of this Plea Agreement. They have entered into a separate written agreement which excludes from any calculation of the statute of limitations the period beginning April 20, 2001 and continuing through the date of imposition of sentence pursuant to this Agreement.

         10. Upon acceptance of the guilty plea called for by this Plea Agreement, the United States agrees that it will not bring criminal charges under 18 U.S.C. ss.ss. 4, 371, 1001, 1503, 1505, 1512, 1621, or 1622 against any current or former director, officer, or employee of Moody's or its current or former corporate parent or subsidiaries for any act or offense committed prior to the date of this Plea Agreement and while such person was employed by Moody's or its current or former corporate parent or subsidiaries that involved any actual or attempted obstruction of compliance with the CID issued March 6, 1996 by the Antitrust Division or that otherwise relates to Moody's response to the CID ("Relevant Offense").

         11. Upon acceptance of the guilty plea called for by this Plea Agreement, the United States agrees that it will not bring any further criminal charges against Moody's or its current or former corporate parent or subsidiaries for any Relevant Offense committed prior to the date of this Plea Agreement.

         12. This Agreement, and specifically paragraphs 10 and 11, does not provide any protection against prosecution for any crimes except as set forth above. It does not apply to any civil liability to the United States, to any violation of the federal tax or securities laws, or to any crime of violence.

         13. The United States reserves the right to make any statements to the Court or the Probation Department concerning the nature of the offense charged in the attached Information, Moody's cooperation and acceptance of responsibility, and any other facts or circumstances that it deems relevant, to comment on or correct any representation made by or on behalf of Moody's and to supply any other information to the Court that it may require.

         14. Moody's understands that the Court has absolute discretion, pursuant to Rule 11 of the Federal Rules of Criminal Procedure, to accept or reject the recommendations of this Plea Agreement. Moody's understands that should the Court reject these recommendations, (a) it cannot withdraw its guilty plea once it has been entered, and (b) the Court has absolute discretion to impose any sentence permitted by law.

         15. This Plea Agreement constitutes the entire agreement between the United States and Moody's concerning the disposition of the criminal charges in this case. This Plea Agreement cannot be modified except in writing signed by the United States and Moody's.

         16. The undersigned, John J. Goggins, Esq., Senior Vice President and the General Counsel of Moody's, is authorized to enter this Plea Agreement on behalf of Moody's, as evidenced by the Resolution of the Board of Directors of Moody's, attached hereto, and incorporated herein by reference.

Dated:  April 10, 2001

 /s/ John J. Goggins                                 /s/ Jacqueline Distelman
------------------------------------                ----------------------------
JOHN J. GOGGINS                                     JACQUELINE DISTELMAN
Senior Vice President/General Counsel
Moody's Investors Service, Inc.                      /s/ Stephen J. McCahey
                                                    ----------------------------
                                                    STEPHEN J. McCAHEY



 /s/ Samuel W. Seymour, Esq.                         /s/ Melvin Lublinski
------------------------------------                ----------------------------
SAMUEL W. SEYMOUR, ESQ.                             MELVIN LUBLINSKI
Sullivan & Cromwell
125 Broad Street                                     /s/ Kevin B. Hart
New York, New York                                  ----------------------------
Counsel for Moody's Investors Service, Inc.         KEVIN B. HART

                                                    Attorneys
                                                    Antitrust Division
                                                    U.S. Department of Justice
                                                    26 Federal Plaza, Room 3630
                                                    (New York, New York 10278
 /s/ Lawrence Byrne, Esq.                           (212) 264-0656
------------------------------------
LAWRENCE BYRNE, ESQ.
Squadron, Ellenoff, Plesent
& Sheinfeld, LLP
551 Fifth Avenue
New York, New York
Counsel for Moody's Investors Service, Inc.